InPlay Technologies

Provider of Pen / Touch input solutions for mobile devices.

December 2008

Safe Harbor

This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding our assessment of market trends and the potential for our technologies to meet these trends, the competitive advantages of our patented technologies, our ability to establish relationships with and derive revenue from current and target customers, opportunities for new products using our patented technologies and timing for production, and our ability to successfully execute on our business strategy. Risks and uncertainties that could cause results of operations to differ materially from those projected include our ability to generate sufficient revenue to cover our expenses, any material delay or lack of orders significant customers, the ability to obtain sufficient raw materials at favorable prices, the ability to manage risks associated with our contract manufacturing resources, the failure to develop, introduce and sell new products using our patented technologies, and the inability to protect our intellectual property or development of products by our competitors that offer significant advantages over our products, and other uncertainties described from time to time in our documents filed with the Securities and Exchange Commission , including our Annual Report on Form 10-KSB for the year-ended December 31, 2007. These forward-looking statements represent our beliefs as of the date of this presentation and we disclaim any intent or obligation to update these forward-looking statements.

2008 Performance

Highlights

- Commercialized new digitizer and touch products
- Developed and introduced WriteSense™ capacitive pen technology
- Production launch of a tier-one commercial application and customer

Lowlights

- Overarching economic drag and effect on capital markets
- Unforeseen challenges in supply chain

What We Do

Provider of Pen / Touch input solutions for mobile devices.

Integrated Controllers



Active Pen Technology



Digitizers



Capacitive Sensor Support



Resistive Sensor Support



Tablet PC's



Mobile POS



Smart Phones



POS



eBooks


PAGE ONE

Capacitive Touch Technology Driving Demand

- **Legacy technology, Resistive Touch, has reached a plateau**
  - Low cost, poor durability, poor optical performance
  - Limited to single touch
- **Projected Capacitive Gaining Broad Adoption Among All Major Consumer Electronics OEMS**
  - Substantially improved reliability, durability and optical transmission properties
  - OEMs adding new features that require capacitive touch (Ex: Multi-touch, iPhone)



Worldwide Touch-Screen Module Forecast
(Millions of Units and Millions of U.S. Dollars)
Millions of Units
Millions of U.S. Dollars
900
800
700
600
500
400
300
200
100
0
7000
6000
5000
4000
3000
2000
1000
0
2008
2009
2010
2011
2012
2013
Millions of Units
Millions of U.S. Dollars

Source: iSuppli Corp. May 2008

Resistive Touch → **Capacitive Touch**

- **Capacitive Touch Creating New Active Pen Opportunities**
  - Active stylus is required – the passive stylus often used with resistive touch does not work with capacitive touch
  - Existing capacitive touch keyboard is not well-suited for typing (e.g. finger size problem, gloves or fingernails don't work, not suited for text messaging)
  - Does not accommodate handwriting and precise navigation
  - New InPlay WriteSense™ technology leverages our digital architecture advantage with the projective capacitive platform eliminated technical and cost barriers to pen

InPlay TECHNOLOGIES

WriteSense™ Aligned With Market Trends

Windows 7 spurring development of capacitive touch panels for PC market
Susie Pan, Taipei; Yvonne Yu, DIGITIMES [Friday 12 December 2008]

With the prospects of Windows 7 sending major PC vendors looking for capacitive touch panel solutions, IC design houses such as Elan Microelectronics, Synaptics, Cypress, Egalax_empia Technology Incorporated (EETI) are all actively developing solutions to tap the market, according to market sources.

Other players, such as indium tin oxide (ITO) glass suppliers and medium- and large-size resistive touch panel makers, are also planning to enter the capacitive touchscreen market, the market sources noted.

Capacitive Touch-Screens Not the Wave of the Future for Most Mobile Phones, Says ABI Research, NEW YORK, Dec 10, 2008 (BUSINESS WIRE)

"...But the most important single factor supporting the continued use of resistive screens is the huge opportunity in the Asian market and its need for screens that support handwriting recognition input with a stylus. A capacitive screen or QWERTY keyboard just won't suffice in markets like China, given the nature of its alphabet."

InPlay TECHNOLOGIES

Market TAM SAM in Units

Summary

- TAM = Total available market
- SAM = serviceable available market – the opportunity for InPlay to win
- Tablet + Touch = best near term market
- Smartphone largest upside
- E-Book could break-out
- Trackpad is emerging segment

Trackpad embedded as part of mainstream opportunity (ie Lenovo W Series)

	TAM				Pen Adoption Rates				SAM			
UNITS (millions)	08	09	10	11	08	09	10	11	08	09	10	11
Mainstream + Thin/Light	106	123	136	149	1%	2%	6%	12%	1	2	8	18
Ultra / Mini NB PC	7	9	9	10	2%	10%	20%	30%	0	1	2	3
Tablet Slate & Conv PC	5	9	12	15	100%	100%	100%	100%	5	9	12	15
Smartphone	176	234	295	358	0%	2%	6%	10%	0	6	16	37
Point of Sale	41	45	49	54	0%	2%	4%	6%	0	1	2	3
Kiosk	2	2	3	3	1%	1%	2%	3%	0	0	0	0
Touch Secondary Display	1	3	7	17	10%	15%	25%	35%	0	0	2	6
E-Book Readers	1	1	3	8	0%	10%	25%	50%	0	0	1	4
Total	339	426	514	615					7	19	43	86

Source: Industry Sources and InPlay Estimates

Potential break-out segment.

Low adoption rates reflect conservatism on pen adoption % of total smartphone market. Portion of current smartphone market uses resistive + stylus.

InPlay TECHNOLOGIES

InPlay SAM

Represents the revenue opportunity for InPlay assuming mix of Magic Point and WriteSense™ with WriteSense dominating over the long run.

REVENUE DOLLARS (million $s)	08	09	10	11
Mainstream + Thin/Light	$0	$7	$63	$236
Ultra / Mini NB PC	$5	$21	$31	$47
Tablet Slate & Conv PC	$194	$290	$394	$484
Smartphone	$0	$112	$246	$549
Point of Sale	$0	$20	$31	$49
Kiosk	$2	$4	$4	$7
Touch Secondary Display	$3	$17	$52	$175
E-Book Readers	$0	$2	$12	$56
Total Pen SAM ($M)	$205	$473	$834	$1,604

Source: Industry Sources and InPlay Estimates

Large Scale Applications Driving Market Demand

- **PC applications will represent roughly half of the Smart Pen market opportunity in 2011**
  - Tablet PCs, a readily available market today, will represent a > $400m Smart Pen market
  - Thin, light and mainstream notebooks / netbooks: nearly $250m – including touchpad applications
  - Ultraportable, mini notebook > $50m
- **Smartphones, particularly in Asia, will be a >$200m opportunity by 2010**
  - Explosive overall unit growth
  - Limitations of touch alone driving need for Smart Pen
  - Smart Pen is market requirement in Asia
- **Other areas such as fixed devices, represent a >$250m opportunity by 2011**
  - eBook, Point-of-sale, Whiteboards



SAM for Smart Pen
by Target Market (in $B)
$2
$1
$0
08
09
10
11
PC
Other
Smartphone

***Source: IDC, API Research and InPlay analysis*

CTO of Major Taiwanese ODM : "Americans just don't get it. The largest consumer markets for computing are not using the English language. Therefore, text messaging and keyboarding are difficult. Pen and touch solve a major computing input issue for the majority of the world."

InPlay TECHNOLOGIES

Market / Product Evolution

Stylus | Active RF Active Pen

Basic	Up to - 2006	2007	2008/2009
Passive stylus	Active Digital RF pen	Pen/Touch	Pen/Multi-Touch, WriteSense™
• Basic input • Navigation • Basic Analog Stylus	• Digital ink • Mouse control	• Dual-mode • Integrated touch and pen	• Multi-finger and pen for writing/navigation • Capacitive touch
			
• PDAs • Signature input for POS	• Tablet PCs	• Tablet PCs • UMPCs/MIDs	• Tablet PCs • UMPCs/MIDs • Smartphones • Kiosks, POS

InPlay products — MPD 800 — MPD 900/950 — MPD 97x WriteSense™

InPlay TECHNOLOGIES

WriteSense™ Hardware Comparison

	InPlay WriteSense™	N-Trig DuoSense™	Standard Digitizer InPlay, Wacom
Stack Thickness[1]	Thin Equal to cap sensor	Thick Cap sensor + digitizer	Med-Thick Cap sensor + digitizer
Optical Performance	High Only cap sensor impacts	Low CR + brightness + VA affected	High Only cap sensor impacts
Special LCD Req'd	No	Yes	Yes
Complexity	Low – Simple Supply Chain	High - Complex Supply Chain	Medium – Moderate Supply Chain
Cost[2] Tablet[3] Cost[2] UMPC/MID[3] Cost[2] SFF[3]	0.5X 0.5X Low	1X N/A N/A	1X 1X N/A

1 = not including LCD
2 = includes pen
3 = total touch + system cost including cap sensor


Pen
Pen
Pen
Cap-Sensor
Digitizer
LCD
LCD Shield
Pen Digitizer

Display / Touch / Pen System Stack-up

Controller Touch / Pen Sensing board

Digital Is a Core InPlay Differentiator

InPlay's Digital RF technology vs. competitors Analog RF solutions is critical advantage similar to the evolution from analog to digital in cell phones

Key Requirement	Advantage of InPlay's Digital Technology	Available with Analog?
User Programmability	InPlay's Digital technology enables the end-user to program key features of the pen such as ink color, sensitivity, eraser/button functions, etc	***None of these require-ments supported by analog pens***
Low Cost	InPlay's technology leverages standard components (no ASICs) and offers the lowest total cost solution on the market today	
Feature Expandability	Digital technology provides enhanced, configurable communications between the screen and the pen, allowing the addition of a broad set of features	
In Field Upgradeability	Reduced design cycle times and costs resulting from remote firmware feature upgrades (no or minimal hardware change)	
Low Power Consumption	Intelligent power management is used to power the pen only when required. Unique power loop configuration enables charge pulse skipping mode resulting in lower power consumption.	
Precision / High Resolution	Digital technology provides for advanced adaptive filtering, ultimately resulting in less EMI tuning effort, reduced/eliminated need for shielding, low jitter and higher display edge performance.	

InPlay TECHNOLOGIES

Additional WriteSense™ Technical Advantages

Feature	Wacom	N-Trig	InPlay
Display Brightness	No Impact	Reduced	No Impact
Display CR	No Impact	Reduced	No Impact
Display Viewing Angle	No Impact	Reduced	No Impact
3-D Footprint Thickness of stack including digitizer	High	Med	Low
Noise Immunity	Low	Low	High
Pen Resolutions Pen Resolutions	Good	Good	Good - Better Simple to increase
Report Rate Coordinates per second (cps)	133-200	160	200
Pen Functions Possible Erase, r/l click, capture, pen id, etc.	Few	Few	Many
Programmable Makes changes in FW/SW, not HW	No	No	Yes
Custom Touch Panel Required Custom panel is more complex and costly	No	Yes	No
LCD Compatibility No special display with pockets or un-shielding required	Very Limited	Limited	Not Limited

InPlay TECHNOLOGIES

WriteSense™ Technology Demonstration

- Demo built on standard systems components
  - Cypress touch development kit
  - Standard LCD
- WriteSense™
  - Pen
  - Controller
  - Firmware / Software
- System now validated
- Major milestones
  - Technical feasibility - DONE
  - System feasibility - DONE
  - Fully functional application 1Q09
  - Commercialization 2Q09

New Technology That Will Dominate Pen / Touch Market



Patents Pending, Demonstration November 2008

InPlay TECHNOLOGIES

Technology Roadmap Is Focused on Total System Solution



Feature And Integration Breadth
Application Software Integration
Software Integration
Hardware/Firmware Integration
TBD
WriteSense™
Linux
Text / Character Recognition
SuperCap Pen
Intelligent Power Management
Integration with LED Driver Functions
Capacitive Touch Integration
Programmable Functions
Integration with Sensory Functions
Micro Controller (no ASIC)
Drivers: XP, Tablet PC,Vista
Integrated Gestures
Resistive Touch Integration
Calibration and Linearization SW
Inductive, Battery Free Pen
= Technology in Development

WriteSense™ Platform Strategy



InPlay As a mostly HW provider → InPlay As a mostly SW provider

Hardware Resources
- Pen
- ITO
- Digital Filtering
- Communication

Software Resources
- Curve fitting
- Gesture Decode
- Pen API
- Automator Application

Sense Hardware

Telemetry decode
Pressure, Pen ID,
Pen Status, Raw Data

Synthesis
Position, Tilt, Height,
Speed, Rotation

Standard Input Mode

Gesture Decode

Inplay WriteSense API

Application Software

InPlay TECHNOLOGIES

IP Protection

- **InPlay's technology is protected by 7 patents**
  - U.S. Patent #s. 4,859,814; 5,218,174; 5,225,637; 6,696,900; 6,806,867; 7,202,862
  - Japan Patent #. 243344/92
- **6 additional patents pending**
  - Three US patents pending
  - Three international patents pending in Japan, China and Europe
- **WriteSense™ provisional applications filed 10/08**
- **Additional IP in development**



Digitizer Signal Transmission
Charging Pulse
Pen Pressure Pulse
Side Switch 1 & 2 Pulses
Pen ID / Other Functions
Pen Signal Transmission
t
FI . 15

Supply Chain



FW / SW UpGrades
Active Pen & Digitizer IP Hardware, Firmware, APIs
System Integration HW / FW
CM
OEM ODM
Dual-Touch IP + Major MCU Partner
Touch Sensor
Turn Key
InPlay
Partner
Application Engineering

Supply Chain Strategy

- Partner with microcontroller companies with touch expertise
- Sourcing relationships with key touch sensor panel manufacturers
- Relationship with display companies integrating touch and serving target markets
- Outsource InPlay components manufacturing to tier-one partners in low-cost regions


FLEXTRONICS

Target Applications

WriteSense™ Enabled Touchpad

- Incremental cost to enable
- InPlay /partner to provide entire touchpad assembly

TabletPC / UMPC / MID

- Standard Magic Point digitizer for non-touch applications
- WriteSense™ for touch-enabled applications
  - »

SmartPhone

- WriteSense™ enabled

"The touch market for small mobile applications will remain 50% resistive until a pen solution for capacitive is introduced" – Senior executive at large microcontroller company, December 2008



Wacom PenAbled touchpad using standard digitizer technology



Intel enabling smaller class of devices with their Atom line of processors.



Motorola Ming A1600 / A1800 – resistive pen



Pen-capable Nokia 5800 – resistive touch

2009 Objectives

- One major new customer
- Complete WriteSense product launch
- Establish strategic relationships and presence in Asia

InPlay Technologies

Provider of Pen / Touch input solutions for mobile devices.

December 2008